Exhibit 99.1
Forward-Looking Statements These slides contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Brush Engineered Materials Inc. Profile Publicly traded since 1956: NYSE-listed since 1972 Founded 1931 as Brush Beryllium Company Building off earlier pioneering technical work at Brush Laboratories Initial scope was development of commercial markets With onset of WW II and post war period, significant growth in defense and eventually, aerospace applications Mid-70s: major expansion of new commercial markets including automotive electronics, telecommunications and computer Today, consumer electronics represent over 55% of our sales

Brush Engineered Materials Inc. Profile A leading manufacturer of high performance advanced engineered materials and services ... an enabling materials technology company Four segments...with operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets from consumer electronics to heavy mining equipment

Brush Engineered Materials - Core Competency Collaborating with customers worldwide to solve material application challenges ... with a focus on enabling technology and services "Own" a Niche orientation ... non-commodity Focus on global growth and service Constantly looking ahead to realign product and service portfolios towards favorable trends ... targeted to achieve strong profitable growth Employees who are passionately focused on exceeding customer expectations A common approach to markets and a common culture across our operating companies

Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956 NYSE Ticker: BW Shares Outstanding: Approximately 20.3 million at 4/2/10 Market Cap: Approximately $460 million at 4/2/10 Component of: S&P Super Composite 1500, Russell 2000 S&P SmallCap 600, Russell 3000 2009 Revenue: $715 million Q1 2010 Revenue $295 million Q1 2010 Diluted EPS: $0.33 includes $0.12 per share of charges, comprised of $0.05 per share which includes acquisition and restructuring costs and $0.07 per share for the Patient Protection and Affordable Care Act Debt to Total Capitalization: 24% at 4/2/10 Overview

BEM - the transformation From Metals & Mining through Specialty Metals to Advanced Materials From an "old industrial" to a "new age materials technology" company

BEM - the transformation (cont'd) Broaden the base...focused on > GDP opportunities new technologies new markets new products expanded geography Target fastest growing segments of fast growing markets First Priority.....organic growth Second Priority...."manageable" acquisitions All while building and maintaining a strong balance sheet

BEM - the transformation (cont'd) Investments...prioritizing a targeted business model low capital intensity...both working capital and reinvestment capital high IP....technology driven business non-commodity products...high margins good growth potential in >> GDP opportunities Acquisition goals Accretive within 12 months Approximately $50 million invested per year from cash flow Use debt and equity when appropriate while maintaining quality of balance sheet and financial flexibility

BEM - the transformation Integrated Metals Advanced Materials

Targeted acquisitions increasingly important to total sales $ in millions

2009 Recap Sales of $715 million Diluted earnings per share of $(0.61) Acquisition of Barr Associates, Inc. for $55.2 million Barr produces precision thin film optical filters that enable complex technologies and components throughout the defense, aerospace, medical, energy, semiconductor, telecommunications, lighting and astronomy markets

Strength in Challenging Times Balance Sheet Revolver $240 mm committed facility, matures November 2012 Debt Debt to total capital of 24%

Global Leader in High Performance Engineered Materials 2009 Revenue by Market

Strong customer collaboration ... providing enabling technology solutions and service Materials that meet design challenges requiring - Strength - Reliability - Electrical conductivity - Miniaturization - Weight reduction - Corrosion resistance - Reflectivity - Thermal conductivity Targeting profitable growth applications in growing markets Advancing the World's Technologies

Typical End Uses Data Storage Industrial products for Oil & Gas and Mining Medical Devices Cellular phones, i-Pods(tm) and other wireless communication devices Notebook computers and network servers Electronic components in cars and trucks Commercial Aerospace Defense

Applications - Cell Phones

Grounding Clips and Audio Jacks (Alloy)**:**

- Brush 60
- Alloy 25/190/290

Internal Antenna Contacts (Alloy)**:**

- Brush 60/17410
- Alloy 25/190/290

Internal Electronics (WAM)**:**

- Thin Film Materials – Power amplifiers, SAW and BAW devices, filters, and IC's
- Frame Lid Assemblies for SAW
- Thin Film Material for backlight applications using LED technology
- Shield Cleaning



Micro Mezzanine Connectors for LCD Screen (Alloy)**:**

- Brush 60

Battery Contacts (Alloy)**:**

- Brush 60
- Alloy 25/190/290

I/O Connector Contacts (Alloy)**:**

- Brush 60/17410
- Alloy 25/190/290

Other Cell Phone Applications:

- **Circuit Board and IC Inspection** (Electrofusion/ Be Products)**:**
  - PF-60 Be; IF-1 Be; AlBeMet 162
- **RoHS Compliance Assurance** (Electrofusion)**:**
  - PF-60 Be; IF-1 Be

BRUSH ENGINEERED MATERIALS

Applications – Photovoltaic (Solar)

Technology: Crystalline Silicon (Si)
Interconnect Materials
Front and backplane systems for high efficiency designs.

Technology: Flexible Solar Cells / Building Integrated Photovoltaic:
Thin Film Services:
Solar cells built in flexible substrates to accommodate applications such as roofing tiles or defense.

Technology: Cadmium Telluride (CdTe)
Thin Film (PVD) Materials
Cadmium based solar cell architecture. N and P type Cadmium Semiconductor materials
TCO Transparent Conductive Oxide layers
Front and Back-contact layers

Technology: Copper Indium Gallium Selenide (CIGS)
Thin Film (PVD) Materials as well as Powders for Printing CIGS applications
Copper Indium Gallium Selenide thin film and screen printing applications for flexible and rigid solar cells.



Technology: Concentrator Photovoltaic (CPV)
Thin Film (PVD) Materials
Solar technology based on concentrating Solar rays into a semiconductor device via large lens.
Anti-Reflection Coating Materials
Precious metal contact materials

Technology: Amorphous Silicon (a-Si, tandem and multi-junction)
Thin Film (PVD) Materials
Silicon based photovoltaic cells
Front and back contact layers
TCO Transparent Conductive Oxide layers

Micro Electronic Packaging Products:
Bonding Ribbon - Au & Ag
Lead-free Solders
Metallized Ceramic Substrates

BRUSH ENGINEERED MATERIALS

Thin film materials for the read/write head. (WAM) Sputtering Targets/Evaporation Materials (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Heusler Alloys and Oxides) Applications - Hard Disk Drives Example - Hard Disk Drive Media PMR Material Stack Disk Drive Arm (TMI) Clad Materials (Aluminum and Stainless Alloys) Applications growing into many commercial and mobile electronic products. Thin film materials for the Disk Substrate (WAM) Sputtering targets (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Oxides)

Applications – Oil & Gas

Wellhead Control Equipment (Alloy):

- Brush Alloy 25
- ToughMet® 3

Structural Rig Components (Alloy):

- ToughMet® 3



Directional Drilling Equipment (Alloy):

- Brush Alloy 25
- ToughMet® 3

MWD, LWD, MPT Systems

Drill Bits (Alloy):

- Brush Alloy 25
- ToughMet® 3

Under Water Wellhead Equipment (Alloy):

- Brush Alloy 25
- ToughMet® 3

Blow out preventers, hydraulic actuators



Other Oil & Gas Applications:

- **Elemental Analysis** (Electrofusion):
  - PF-60 Be; IF-1 Be
- **Down Hole X-Ray Inspection** (Electrofusion):
  - PS-200 Be

BRUSH ENGINEERED MATERIALS

Applications - Aerospace Avionics/Electrical Systems (Alloy): Alloy 25 Airframe (Alloy): Alloy 25 Landing Gear Attachments (Alloy): Alloy 25 ToughMet(r) 3 Engine and Pylon Attachments (Alloy): Alloy 25 ToughMet(r) 3 Flight Control Mechanisms (Alloy): Alloy 25 ToughMet(r) 3 Horizontal Stabilizer & Rudder Attachments (Alloy): Alloy 25 Hydraulic Systems (Alloy): Alloy 25 Fuel Systems (Alloy): Alloy 25 Wing Attachments (Alloy): Alloy 25 Doors & Hatches (Alloy): Alloy 25 ToughMet(r) 3 Landing Gear Components (Alloy): Alloy 25 ToughMet(r) 3 Flight Attendant Jumpseat spring (Alloy): Alloy 25 Safety Slide Mechanism (Alloy): Alloy 25 Other Aerospace Applications: Baggage Inspection (Electrofusion): PF-60 Be Nondestructive Evaluation (Cracked Component Detection) (Electrofusion): PF-60 Be

Applications – Medical

Seizure Control (WAM/TFT):

- Thin Film Deposition Implantable Electrode – Parkinson's disease (R&D)

X-Ray Mammography (Electrofusion):

- IS-50M Be

Subcutaneous Glucose Analysis (WAM/TFT/ Techni-Met)

- Thin Film Coatings – Electrode monitoring device

External Glucose Analysis

(WAM/TFT/Techni-Met):

- Subcutaneous sensors for glucose measurement

Insulin Pump (Alloy):

- EMI Shielding
- Electrical Terminals in Connectors
- Mechanical Chips
- Connector Systems for equipotential grounding



Dental X-Ray (Electrofusion):

- PS-200 Be

Cardiac Rhythm Management (TMI):

- Electronic Interconnects/Components
  - Niobium/Titanium Electron Beam Weld

Other Medical Applications:

- **CT Scan** (Electrofusion): PF-60 Be; PS-200 Be
- **Bone X-Ray** (Electrofusion): PF-60 Be
- **Ultrasonic Scalpels** (Be Products): S-200F Be
- **Advanced Drug Delivery Components** (TMI): Clad Stainless
- **Hypodermic Components** (TMI): Multigauge Stainless
- **Diagnostic Electronic Components** (TMI): Gold Plating
- **Anesthesia Monitoring Components** (TMI): Gold Plating
- **Biopsy Instruments** (TMI): Electron Weld Beam Stainless
- **Cauterizing Electronic Scalpel** (TMI): Clad Stainless

BRUSH ENGINEERED MATERIALS

Strategic Highlights The Company is well positioned; strong balance sheet and revolver capacity to operate in this severe economic environment and to take advantage of strategic opportunities as they arise Strong, diverse set of markets served Global market reach New products and services ... a culture of innovation Niche-oriented product offerings Acquisitions adding to growth and earnings Focus on manufacturing excellence resulting in improved operations Strong cash flow

Vision - Mission - Values Vision We will be a leader in creating innovative engineered material solutions and services that make our customers competitive in global markets Mission ...in support of our vision: We bring value to our customers, globally, through innovative technology, service, and collaboration Our employees are passionately focused on exceeding customers' expectations We are committed to build a strong financial future for our employees and shareholders, striving to consistently grow revenues and earnings We are driven to continuously improve our supply chain, creating the highest value for our customers while reducing costs...using Lean Six Sigma We design, manufacture, and distribute our products in a safe, environmentally responsible manner Values ...We believe in a set of individual and team values, where: Each of us is committed to safety as our first priority We are committed to the highest standard of ethics and integrity in our business affairs We conduct ourselves with honesty and respect among our fellow employees, customers, suppliers, shareholders, and our communities We are proactive stewards of the safe use of our materials We share a trust among our employees that encourages aggressive performance commitments We have the authority, individually and in teams, to achieve our goals We embrace change and reject complacency We are committed to strengthen the organization by attracting and developing talented, dedicated individuals We collaborate with our customers and suppliers to create higher value We are involved in the betterment of our communities

Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments Advanced Material Technologies and Services Advanced Material Technologies and Services consists of Williams Advanced Materials Inc. (WAM) and, beginning in the first quarter 2009, Zentrix Technologies Inc. Specialty Engineered Alloys The Specialty Engineered Alloys segment consists of Alloy Products, which includes bulk and strip form products, and beryllium hydroxide produced by Brush Resources Inc. Beryllium and Beryllium Composites The Beryllium and Beryllium Composites segment consists of Beryllium Products and Brush Ceramic Products Inc. Engineered Material Systems The Engineered Material Systems segment consists of Technical Materials, Inc.

Advanced Material Technologies and Services Q1 2010 Sales: $203.0 million $203.0 million; 69% Manufactures precious, non-precious and specialty metal products, including vapor deposition targets, frame lid assemblies, clad and precious metal preforms, high temperature braze materials, ultra-fine wire, specialty inorganic materials, optics, performance coatings and electronic packages. Products are used in wireless, semiconductor, photonic, hybrid and other micro-electronic applications within the telecommunications and computer market. Other key markets for these products include medical, data storage, defense, security and solar energy. Williams Advanced Materials (WAM)

Specialty Engineered Alloys Q1 2010 Sales: $63.4 million $63.4 million; 22% Manufactures and sells three main product families: strip products, bulk products and beryllium hydroxide. Strip products, the larger of the product families, include thin gauge precision strip and thin diameter rod and wire. These copper and nickel beryllium alloys provide a combination of high conductivity, high reliability and formability for use as connectors, contacts, switches, relays and shielding. Major markets for strip products include telecommunications and computer, automotive electronics, appliance and medical. Bulk products are copper and nickel-based alloys manufactured in plate, rod, bar, tube and other customized forms that, depending upon the application, may provide superior strength, corrosion or wear resistance, thermal conductivity or lubricity. Applications for bulk products include oil and gas drilling components, bearings, bushings, welding rods, plastic mold tooling and undersea telecommunications housing equipment. Beryllium hydroxide is produced by Brush Resources Inc., a wholly owned subsidiary, at its milling operations in Utah from its bertrandite mine and purchased beryl ore. The hydroxide is used primarily as a raw material input for strip and bulk products and, to a lesser extent, by the Beryllium and Beryllium Composites segment. Alloy Products

Beryllium and Beryllium Composites Q1 2010 Sales: $13.1 million $13.1 million; 4% Manufactures beryllium-based metals and metal matrix composites in rod, sheet, foil and a variety of customized forms. These materials are used in applications that require high stiffness and/or low density and they tend to be premium-priced due to their unique combination of properties. Defense and government-related applications, including aerospace, is the largest market for Beryllium and Beryllium Composites, while other markets served include medical, telecommunications and computer, electronics (including acoustics), optical scanning and general industrial Beryllium Products

Engineered Material Systems
Q1 2010 Sales: $15.5 million

Technical Materials, Inc. (TMI)

$15.5 million; 5%

- Include clad inlay and overlay metals, precious and base metal electroplated systems, electron beam welded systems, contour profiled systems and solder-coated metal systems. These specialty strip metal products provide a variety of thermal, electrical or mechanical properties from a surface area or particular section of the material. Our cladding and plating capabilities allow for a precious metal or brazing alloy to be applied to a base metal only where it is needed, reducing the material cost to the customer as well as providing design flexibility.
- Major applications for these products include connectors, contacts and semiconductors while the largest markets are automotive electronics, telecommunications and computer and data storage. The energy and defense and medical electronic markets are smaller but offer further growth opportunities.



BRUSH ENGINEERED MATERIALS

Fully Integrated Beryllium Producer Beryllium and beryllium alloys are critical to many high performance applications Strong Lightweight Good formability Operate the only active bertrandite ore mine in the developed world 7,500 acres in Juab County, Utah Approximately 100 years of proven reserves Bertrandite Ore Mining & Extraction High reliability Thermal and electrical conductivity Corrosion and wear resistant Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network

Key Financial Statistics (Dollars in millions except per share amounts) 2006 2007 2008 2009 Sales $763.1 $955.7 $909.7 $715.2 EBIT 43.8 84.5 28.1 (19.5) Interest 4.1 1.8 2.0 1.3 Taxes (9.9) 29.4 7.7 (8.4) Diluted EPS 2.45 2.59 0.89 (0.61) G.P.% 21.2% 20.6% 16.7% 12.8% O.P.% 5.7% 8.8% 3.1% (2.7%) Depreciation & Amort. 24.6 23.9 33.8 31.9 Capital Spending* 15.5 30.1 27.9 16.8 Debt 49.0 35.5 41.8 64.5 Cash 15.6 31.7 18.5 12.3 Debt/Total Cap. 15% 9% 11% 16% *Net of reimbursements under government contracts in 2007, 2008 and 2009

Historical Revenue by Quarter $ in millions 2004 2005 2006 2007 2008 2009 2010

Capacity to Support Profitable Market Growth Operating with available excess capacity for future growth Brush Wellman Inc.'s Elmore, Ohio facility is partnering with the U.S. Department of Defense for the construction and start up of a $90.3 million primary beryllium facility. Brush Wellman's contribution for this expansion, including the research and development, technology, land, buildings and ongoing operations is valued at $23.2 million. Construction began in the third quarter 2008 and is expected to be completed in the second half of 2010. Well-positioned to support rapid sales growth with minimal incremental cash investment

Our ongoing value creation initiatives are focused in three key areas Growth Expanding and diversifying the revenue base Targeting profitable niche growth applications in growing markets New product innovation and service Ongoing global expansion Strategic acquisitions, fast accretion Margin Improvement Lean Sigma-driven operating efficiency improvement New higher value added products Cost reductions Fixed and Working Capital Utilization Inventory turn improvement Lean Sigma-driven factory utilization gains

New Product and Technology Development ADVANCED MATERIAL TECHNOLOGIES AND SERVICES Magnetic Media and Head Materials, Eco-Ru(tm) Sputter Targets Under Bump Metallization (UBM) for Flip Chip FCCL Materials Optics coating materials Precision Optical Thin Film Coatings (specialty filters) High Value Optical Coatings (large format optic components) Visi-Lid(tm) - Optical Package for New Photonics applications Expanded refining/chamber services - Compliment to Thin Film Materials and coating businesses Silver Alloys for HD-DVD and Blue Ray Disc manufacturing Solar Panel Thin Film and Concentrator Materials Solar Panel Barrier Film Coatings (BIPV) MEMS and Photovoltaic Packaging Materials Nanotechnology Materials Precursor Materials for High Intensity LEDs Precious Metal Materials - rod, bar, sheet, slugs, etc.

New Product and Technology Development

- SPECIALTY ENGINEERED ALLOYS
  - ToughMet® Alloy for High Volume Bearing Applications
  - Cupronickel alloy rod for offshore and marine seawater systems
  - Alloy 390E and Alloy 25BiQ High Performance Copper Beryllium Strip Alloy for Burn in and Test Sockets (BiTS) applications
  - BrushForm 158 and BrushForm96 Copper Nickel Tin Strip alloys for electronics and mechanical spring
- BE AND BE COMPOSITES
  - Nearer net shape fabrication (hot isostatic pressing)
  - Truextent™ speaker diaphragms
  - Coatings
  - Nuclear beryllium materials
- ENGINEERED MATERIAL SYSTEMS
  - Li Ion Battery Interconnects
  - Solar panel interconnects
  - Nitinol processing (medical)

Balance Sheet ($ in millions) 2005 2006 2007 2008 2009 Balance Sheet Debt* $57.2 $49.0 $35.5 $41.8 $64.5 Debt-to-Debt-Plus-Equity 21% 15% 9% 11% 16% * Note - Excludes precious metal consignment and other leases of: $51.6 $72.1 $79.5 $110.6 $103.2

Segment Sales Review 1Q 2008 2009 2010 $ % $ % $ % Advanced Material Technologies and Services1 $480.3 53% $460.8 64% $203.0 69% Specialty Engineered Alloys 299.9 33% 172.5 24% 63.4 22% Beryllium and Beryllium Composites 63.6 7% 47.0 7% 13.1 4% Engineered Material Systems 65.9 7% 34.7 5% 15.5 5% Other 0.0 0% 0.2 0% 0.1 0% TOTAL $909.7 100% $715.2 100% 295.1 100% $ in millions 1Effective 1/1/09 Zentrix Technologies Inc. became a part of this segment. Previously it was included in Other. Previous years have been restated to reflect this change.

Segment Operating Profit (Loss) Q1 2008 2009 2010 Advanced Material Technologies and Services1 $10.9 $22.6 $8.5 Specialty Engineered Alloys 5.8 (32.3) 3.3 Beryllium and Beryllium Composites 8.4 2.1 2.2 Engineered Material Systems 5.9 (2.5) 1.0 Other (2.9) (9.4) (1.8) TOTAL $28.1 $(19.5) $13.2 $ in millions 1Effective 1/1/09 Zentrix Technologies Inc. became a part of this segment. Previously it was included in Other. Previous years have been restated to reflect this change.

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Advanced Material Technologies and Services' (Williams Advanced Materials Inc.) Vision Globally Recognized High Quality/Technology Supplier of Products and Services for "State Of The Art", Emerging and Leading Edge Markets and Industries. Williams will Create a "Unique" Business Model with its Central Focus being to Relentlessly Strive for Product Differentiation through a Combination of Technology, Services and Quality, Providing "Remarkable" Solutions. Our Business Values and Corporate Integrity will be the Cornerstone of the way we relate to our Customers, Partners, Suppliers, the Communities in which we Reside and most Importantly our Employees.

What We Do Williams Advanced Materials develops, manufactures and markets materials, thin film deposition technology and services of unique value for the Magnetic and Optical Data Storage, Medical, Wireless, Photonics, Semiconductor, Optics, Security, Hybrid Microelectronics, Defense and Performance Coating industries. We also have identified key segments on emerging technologies such as Photovoltaic (Solar), Solid State Memory, Flexible Cable, and Nanotechnology. Williams' products are primarily based on specialty and unique materials and thin film processes used in high reliability and performance applications.

Sales History 2009 Excludes Barr Associates

Revenue by Market 2009 * Wireless sales had previously been reported in the Wireless Photonics market. They are now being reported in the Semiconductor-Wireless market.

2010 Business Structure

Product Mix Product Mix by Sales 2009

Product Mix 2008

Augmentation History Williams Precious Metals Acquired in 1987 Advanced Materials Technology 1989 Hydrostatics Inc. 1994 Pure Tech Inc. 1998 Wheatfield (Greenfield) 1998 Semi Alloys Inc 2001 Honeywell FLA (Technology) 2003 OMC Scientific Ireland 2004 Thin Film Technology 2005 CERAC inc. 2006 Suzhou, China (Greenfield) 2007 Louny, Czech Republic (Greenfield) 2007 Techni-Met 2008 Barr Associates, Inc. 2009 Academy Corporation 2010

International/Domestic Revenue 2009 Intl. 29% U.S. 71%

Thin Film Products PVD Materials Precious Metal Target Materials Non-Precious Metal, Cermets, Ceramics Vacuum Induction Melting Hot Pressing Vacuum Hot Pressing Hot Isostatic Pressing EVAPro(tm) Grade Evaporation Materials Localized Target Bonding Chamber Services Shield Cleaning and Conditioning Arc Spraying - Electro-polishing PM Refining and Upgrading Logistics Support Buffalo Brewster Milwaukee Albuquerque Wheatfield Singapore Taiwan Santa Clara Ireland Suzhou, China Louny, Czech

Packaging Materials FLA/Combo-Lid(r) Seam Seal/Microlid(tm) Preforms Clad Materials Braze Materials Ni Alloys Dental Packages (Zentrix) Buffalo Singapore Wheatfield Buellton WAM Taiwan WAM Philippines

Engineered Thin Films Various Deposition Technologies Optical Filters & Coatings Thin Films Hybrid Circuits Web Coatings CVD Coatings Slitting Sensors Manufacturing Microelectronics Windows Filter Arrays Filter Sub-assemblies Buellton, CA Windsor, CT Westford, MA

WAM Headquarters Buffalo, NY USA - 191 employees - three (3) shift operations. 100,000 Sq. Ft. overall, 6,500 Sq. Ft. This facility offers state-of-the-art machining, milling, rolling, stamping, cladding centers, target bonding, high purity refining/recycling, metals casting and automated plating, also, clean-room areas, full analytical capabilities, and product research & development.

Specialty Alloys Operations Wheatfield, NY 30,000 Sq. Ft. with volume vacuum casting, rolling, annealing, powder atomizing and machining. 10 acres for expansion. Shield metal recovery and cleaning / Clean room packaging

Williams Thin Film Products Operations Brewster, NY USA - 80,000 Sq. Ft. with vacuum melting, hot-pressing, milling, hot & cold rolling, automated machining, grinding, powder metallurgy lab, particle sizing and target bonding capabilities. Dedicated R&D staff and capabilities to support rapid new product development in key markets.

Techni-Met Windsor, CT 2 facilities - total of 75,000 sq. ft. 48 employees - two (2) shift operations. High Value Added Precision Coated Materials. Continuous Vacuum Deposition of Inorganic Materials onto Rolls of Flexible Polymeric Films and other Substrates.

CERAC Milwaukee, WI Subsidiary of WAM Physical Vapor Deposition (PVD) materials for ophthalmic, optic and performance applications. Specialty Inorganic Materials Unique technologies in chemical and powder processing

Thin Film Technology (TFT) Buellton, CA Subsidiary of WAM Thin film coating and substrate patterning. Visi-Lid(tm) supply chain management. Capabilities: Electron Beam Evaporation, DC/RF Magnetron Sputtering, Photolithography (Substrate Patterning), Dicing, Tooling design, In House Machine shop

BARR Associates Westford & Tyngsboro MA 3 facilities - total of 113,000 sq. ft. 250 employees - two (2) shift operations. High Value Added Precision Optics & Thin Film Coats Engineering and vacuum deposition services for high volume production and R&D programs. Capabilities include thin film sputtering and evaporation, parts polishing, micro assembly, and environmental testing.

Academy Corporation Albuquerque, NM 100,000 Sq. Ft. overall 250 employees - two (2) shift operations. Academy products and services support the architectural glass and high temperatures braze industries along with high purity materials for the jewelry and investment markets. Capabilities include metal casting, rolling, slitting, machining, and silver refining

Suzhou - China Suzhou, China 20,000 Sq ft. Target & Evaporation materials manufacturing, Target bonding services, Distribution, Warehousing, Sourcing, MgF manufacturing and packaging Located near Shanghai Airport and close to many technology centers located in Eastern China. Markets Served: Semiconductor, UBM, Security and Optics

Far East Operations Singapore Target bonding, bonding wire production, Combo-Lids(r). assembly Taoyuan County, Taiwan Target bonding, evaporation materials & bonding wire. Subic Bay, Philippines Combo-Lids(r), low-cost lids and preform - assembly, inspection and packaging. WAM TAIWAN WAM Far East Ltd.

Limerick, Ireland - OMC Scientific, Ltd. Subsidiary of WAM Provides precision parts cleaning and reconditioning services for film Physical Vapor Deposition (PVD) customers in Europe. Unique technology applied to opportunities in North America and Asia. Efforts focused in the semiconductor, magnetic media and other technology based markets. OMC - Limerick

OMC- Czech Louny, Czech Republic Provides precision parts cleaning and reconditioning services for film Physical Vapor Deposition (PVD) customers in central and eastern Europe State of the art cleaning, stripping and packaging operations Machining capabilities for Optical Media and other PVD segments Markets Served: Semiconductor, Compound Semiconductor, UBM, MEMS, Data Storage

Global Service and Support Sales and Applications Engineering support Buffalo, New York Tokyo, Japan Brewster, New York Taoyuan, Taiwan Tucson, Arizona Singapore Santa Clara, California Manila, Philippines Buellton, California London, England Milwaukee, Wisconsin Seoul, Korea Dallas, Texas Limerick, Ireland Windsor, Connecticut Shanghai, China Westford, Massachusetts Albuquerque, New Mexico Representative Italy France China Germany Israel India

New Product and Technology Development Optical Filters Bio-Sensors Materials for Thin Film PV (Solar): Cu(I)Ga(S), CdS, CdTe, TCO Materials, etc Ag Alloys for Solar backside contact New Cleaning Methods for Shield Cleaning & Material Reclamation Magnetic Data Storage Media Materials; Oxide Gen II and Eco-Ru Head Materials Heusler Alloys & FePt Flexible Solar Cells

Sputtering Targets/ Evaporation Materials (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Heusler Alloys and Oxides) Chamber Services complement materials offering. Key Markets - Magnetic Head and Media Example - Hard Disk Drive Media PMR Material Stack

Applications - Cell Phones Internal Electronics (WAM): Thin Film Materials for the manufacturing of Power amplifiers, SAW and BAW devices, filters, and IC's Frame Lid Assemblies for SAW device packaging Thin Film Material for backlight applications using LED technology Shield Cleaning Services enabling lowest cost to market value package solutions

Key Markets - Medical (Sensor) Applications Thin Film Deposition Services Batch Sensor Electrode Manufacturing Roll to Roll Strip Sensor Manufacturer Metal Deposition and Precision Slitting Williams Thin Film Products Sputter & Evaporation Materials for Sensor Manufacturing Refining and Recovery Shield Cleaning Services

Key Markets - Thin Film and Electronic Packaging Materials & Services Night Vision (Defense) Thin Film Deposition Services Coated Infrared Optics Hermetic Windows for FPA Packaging Flexible Interconnects Filter Arrays Filter Sub-assemblies Electronic Packaging Materials Precision Machined Components High Purity Solder Materials Williams Thin Film Materials Sputtering Targets for FPA Manufacturing High Purity Infrared Coating Materials

Key Markets - Defense Applications Aerospace Thin Film Technology Large Area Coating of Irregular Shaped Flight Components Coatings on Composite Materials Thin film hybrid circuits Specialty Engineered Films Optical Filters & Coatings IR Filters Filter Arrays Ultra High Efficiency Reflectivity Williams Advanced Materials Hermetic Combo Lids High Purity Solder Materials Precision Machined Components Williams Thin Film Products Sputter & Evaporation Materials for critical surfaces

Key Markets - Semiconductor Packaging High reliability semiconductor packaging materials. Applications focused in space, military and satellite market segments.

Key Markets - Semiconductor Wafer Fabrication Thin film materials and chamber services for silicon wafer and UBM (Under Bump Metallization) technologies. Numerous commercial and military microelectronic applications.

Applications - Photovaltaic (solar) Technology: Crystalline Si Thin Film Materials: SnO2 ,TiO2, Si, Si3N4, ITO Technology: Amorphous Silicon (Si) Thin Film Materials: TCO, AZO(Al2O3), AZO(Al), GZO(Ga2O3) Ag, Ag Alloys, Al, NiV, Ni, Ti Technology: Cadmium Telluride (CdTe) Thin Film Materials: ZTO, ZnSn, NiV, ZnTe, Sb2Te3, Ti, Cr, CdTe, CdS, Cd2SnO4, Zn2SnO4 Mo, Al, Cu Technology: Copper Indium Gallium Selenide (CIGS) Thin Film Material: CuInGaSe, AZO (Al2O3), AZO (Al), NaF, ZnO, In2S3, CuInSe2, CuSe Cu2Se, ITO, CdS, CuGa Alloys, CuInGa Alloys Mo, (ZnMg)O, In2Se3, ZnS Ru Technology: Concentrator Photovoltaic (CPV) Thin Film Materials: Ti, TiW, Pt, Au, Ag Micro Electronic Packaging Products: Bonding Ribbon - Au & Ag Lead-free Solders Metalized BeO Substrates

Optics Markets Security ZnS, MgF2, SiO2 Laser optics ThF4, YF3, SiO2, Ge Communications SiO2, Ta2O5, Nb2O5, LaB6 Cathodes Ophthalmics SiO2, Al2O3, Ti3O5, Cr-SiO

Opto-Electronic Markets Resistor material for hybrid circuits Cr-Si, W-Ti Projection Display Products HfO2, Cr, SiO2, MgF2 Clear conductive coatings ZnO Data Storage Photovoltaics (Solar) CdS, CdTe, Cu-In-Ga-Se

Specialty Inorganic Markets Protective coatings for aerospace applications TiB2, B4Si Defense Applications Semiconductor gas precursors Zn3As2 Data Storage Medical devices V2O5 Specialty Batteries Li2O, CoS2

Global Chamber Services Value Package Shield Cleaning Services Improve raw material utilization, precious metal recovery and equipment uptime improvements Mechanical and chemical recovery techniques Shield Surface treatment capabilities Clean Room environment and packaging Ultrasonic cleaning with particle count monitoring Drying a.k.a. baking a.k.a. out gassing Clean room packaging SPC Data collection Custom final packaging Precious Metal Management Logistics support

Chamber Services/Refine Chamber Services/Refine

Shield Kit Precision Parts Cleaning Shield Kit Precision Parts Cleaning Shield Kit Precision Parts Cleaning

Thin Film Technologies Thin Film Technologies Thin Film Technologies

Techni-Met - Converting and Spooling Techni-Met - Converting and Spooling Techni-Met - Converting and Spooling

Customer Service Value "Packaging" Niche Exploitation Flexible Manufacturing Cost Model Product Breadth Global Presence Reputation Distinctive Competencies Wireless/Photonics Semiconductor Fab MEMS Optical Media Photovoltaics (Solar) Nanotechnology UBM / FCCL Semiconductor Pck. Magnetic Data Storage Memory TFT/LCD Medical Optics

New Horizons New Internal Program - "Making Williams Our Customers' First Choice(tm)" Rotatable/Planar Large Area Targets Medical Sensors Structural Medical Components Optical Sensors Fabrication Flexible Solar Solutions IR Coatings and Packages Refining and Recycling- New Materials

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Provide technical expertise and flexible services to deliver value through innovative, practical engineered material solutions. Our products and services coupled with our global distribution and logistics network are relied upon by our customers making us their trusted growth partner. Brush Specialty Engineered Alloys & Brush Resources Vision

Safely and reliably provide the highest quality, innovative products and services, fast and on-time to all customers, when they want them at the lowest possible cost. Brush Specialty Engineered Alloys & Brush Resources Mission

Specialty Engineered Alloys (Alloy Products) Operations Strategy-Lean Sigma Safety practices to provide an injury and illness free workplace Lean Manufacturing to reduce cycle times, further increase capacity, and provide industry leading service to our customers Six Sigma to provide industry leading product quality and to reduce costs Supply Chain Management to provide exactly what is needed, when it's needed, to where it's needed in exactly the right quantity Total Productive Maintenance to provide industry leading equipment reliability

Sales Based on End User Specifications Component Fabrication Component Manufacturing Sourcing Demand Generator Distribution Sales Marketing Specifications Products

Brush Specialty Engineered Alloys

- Manufactures and sells copper and nickel based alloy systems and components metallurgically tailored to meet customers' specific performance requirements

- Product families:
  - Strip products include thin gauge precision strip and thin diameter rod and wire. These products provide a combination of high strength, formability and electrical conductivity for connectors, contacts, switches, relays and shielding used in mobile communications devices, wireless communications equipment, storage area network systems, data networking equipment, servers, notebooks, netbooks, plasma & LCD HD televisions, medical electronics, appliances, and automotive electronics.
  - Bulk products include rod, bar, tube and plate. These products are known for superior strength, corrosion and wear resistance, thermal conductivity and lubricity. Applications include bearings and bushings for aerospace and heavy equipment, resistance welding components, oil & gas drilling components, plastic mold tooling and telecommunications housing equipment.


Q1 2010
Bulk
34%
Strip
66%

Strip Alloy Applications (strength, conductivity, spring characteristics) Automotive electronics Appliance switches Pressure Responsive Devices Fire Extinguisher Sprinkler Heads EMI Shielding Current Carrying Springs and Relays Micro-motors Integrated Circuit Sockets Electrical and Electronic Connectors in Smart Phones, PDAs, Base Stations, Storage Area Networks, Servers, Notebooks, Netbooks, Plasma & LCD HD Televisions and Medical Electronics Voice Coil Motors

Strip Products - Strategy Maintain focus on major end-use markets Computer Telecommunications (mobile & Infrastructure) Automotive Defend leadership in traditional alloy strip, rod & wire Maintain cost control in manufacturing to allow penetration of mid-range alloy applications Enhance product properties to provide additional value to customers Introduce new alloys to meet needs of targeted market opportunities Strip Alloys BF158, BF96, and 390E, with in-house capability to produce thin foils Rod and Wire Alloy 1916 Geographic Growth India, Vietnam, Thailand, Turkey, Brazil Military Medical Consumer Electronics Appliance

Strip Products Strong Value Proposition

Copper-beryllium alloys, while premium priced, provide best-in-class performance

Competitive Alloy Comparison



High
Low
Performance Parameter (Formability, Conductivity, Strength, Stress Relaxation)
Traditional CuBe Alloys
390E
BF158
Brush 60
Alloy 174
BF96
CuNiSi
HS Phos Bronze
Phos Bronze
Brass
$ per Pound

Brush Value Proposition

- Unique, high-performance materials
- Technical design capabilities
- Outstanding service center network
- Global marketing, sales and distribution

Note: Blue denotes Brush Engineered Materials' alloys; beige represents competitive materials.

BRUSH WELLMAN ALLOY PRODUCTS

Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity) Aircraft Bushings Heavy Equipment Bearing and Wear Applications Oilfield well drilling, completion and production equipment Plastic Injection & Blow Molds Power Generation Tooling for Metalworking Undersea/Marine Hardware for Telecom & Instrumentation Welding Electrodes & Dies

Bulk Products - Strategy Maintain focus on traditional end-use markets Aerospace Oil & Gas Plastics Power Generation Resistance Welding Undersea Introduce new alloys or product forms to meet needs of targeted market opportunities Focus on new non-traditional growth markets Bearings, Heavy Equipment & Mining, Marine, advanced Oil & Gas well components, Offshore & Downhole technology, and Pumps Grow Existing business in finished and semi-finished components Offer design assistance and one-stop shopping to end users Geographic Growth Expand commercial operations in Asia Pacific (including India) and Eastern European markets, improve customer awareness and distribution

MoldMAX(r) Alloys for the Plastics Industry Value Proposition Provides molders with 20-40% increase in productivity Capital avoidance due to increased productivity Enables improved quality of molded parts ROI < 3 months Technical advantages Hardness of steel with the thermal conductivity of copper Fast machining rates High polishability Our engineers use infrared imaging at the customers' facility to pinpoint where MoldMAX(r) will provide the maximum benefit. *FLIR is a registered trademark of FLIR Systems.

Lorain Casting Facility Spinodal and EquaCast(r) Technology-Winning! Strength and hardness is comparable to copper beryllium products Thermal conductivity The value proposition differentiates: Corrosion resistance Superb tribological properties (low friction, excellent wear resistance) adding value in reliability, uptime, and maintenance savings Machinability and design simplicity adding cost benefits to offset increased material costs Casting capability including size, shapes, tubes and quality No EH&S issues Lorain Technology: Expanding market and application reach Developing applications in markets where we are strong: Drilling Equipment, Aircraft Parts, Mold Tooling High performance copper based engineered materials: Developing markets/applications where technology is strong: Oil Well Completion Equipment, Mining, Heavy Equipment, Drivetrain Components, Hydraulic Systems, Engine Bearings, Semiconductor Fabrication

ToughMet(r) Outlasts Conventional Bearing Materials in 300-ton Mining Truck Steering Test 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200 Hardened Steel 0 0.009 0.013 0.0375 Aluminum Bronze 0 0.0075 0.009 0.01 0.011 0.011 0.0125 0.015 0.016 0.019 0.02 0.022 0.025 0.0275 0.03 0.0325 0.035 0.0365 0.038 0.0405 0.0425 ToughMet 3 0 0 0 0 0 0 0 0 0 0 0.0005 0.001 0.0015 0.002 0.0026 0.0032 0.0038 0.004 0.0046 0.0051 0.006 Simulated Steering Wheel Turns (x1,000) Surface Wear (inches) Using identical bearing designs, this test proved the average wear rate of steel was 90x greater than ToughMet 3, and the average wear rate of Aluminum Bronze was 7x greater than ToughMet 3.

ToughMet® Bushings Protect Steel Mating Parts.
Example: Lubrication failure on bulldozer undercarriage

Steel pin protected by ToughMet bushing



Left side pin after 500 running hours against ToughMet 3 CX105 bushing.

Steel pin damaged by steel bushing



Right side pin after 500 running hours against hardened steel (HRC 50) bushing.

Pin hardness = HRC60.

BRUSH WELLMAN ALLOY PRODUCTS

ToughMet(r) Industrial Components Results:

Significantly Higher Durability has been Confirmed for ToughMet(r)

Process - Rod, Bar and Tube Process - Rod, Bar and Tube Process - Rod, Bar and Tube Process - Rod, Bar and Tube

Process - Rod, Bar and Tube Process - Rod, Bar and Tube Process - Rod, Bar and Tube Process - Rod, Bar and Tube Process - Rod, Bar and Tube

Process - Strip

Process - Rod and Wire Process - Rod and Wire Process - Rod and Wire

Process - Rod and Wire Process - Rod and Wire Process - Rod and Wire Process - Rod and Wire

Lorain Casting Facility Lorain Casting Facility Lorain Casting Facility Lorain Casting Facility

Brush International, Inc. Brush International Inc. is a wholly-owned subsidiary of Brush Engineered Materials Service centers in Germany, England, Japan and Singapore Representative offices in Korea, China, Taiwan, and India Primary focus on the distribution of alloy products while providing local support to other Brush Engineered Materials' subsidiaries operating internationally Alloy International/Domestic Revenue Q1 2010

Global Sales and Distribution Network Brazil Taipei, Taiwan Singapore Hong Kong Tokyo, Japan UK & Ireland France Germany Italy Detroit, MI Chicago, IL Los Angeles, CA Shanghai, China Houston, TX Canada Mexico Seattle, WA Switzerland Korea Philippines Cleveland, OH Global Reach...... Local Service New Jersey India

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Brush Beryllium Products Brush Ceramic Products Beryllium and Beryllium Composites Comprises Two Business Units

Brush Beryllium Products Products Beryllium Metal - One of the lightest metals known - Family of vacuum hot and hot/cold isostatically pressed powder-derived metals AlBeMet? - Family of lightweight alloy composites - Extruded, rolled sheet and hot isostatically pressed powder-derived metals

Brush Beryllium Products Products - Cont. E-Materials - Family of low expansion, lightweight electronic packaging materials - Composites of beryllium metal and beryllium oxide Beryllium Oxide/ Chemicals - Ceramic-grade beryllium oxide powder - Specialty beryllium-containing chemicals

Brush Beryllium Products Facilities Elmore, Ohio Fremont, California

Elmore - Melt Chamber

Elmore - CNC Mill

Brush Beryllium Products Key Product Attributes Be/AlBeMet(tm) Light Weight (Density) High Stiffness (Elastic Modulus) High Thermal Conductance/Capacity Low Thermal Expansion Be Transparent to X-Rays Neutron Reflector

Brush Beryllium Products Primary Competition...Alternative Materials Organic Composites (e.g. carbon epoxy) Silicon carbide Metal Matrix Composites (e.g. Al - silicon carbide) Pyrolytic graphite Aluminum (high strength grades)

Major Defense/Aerospace Applications for Brush Beryllium Products Optics Optical substrate and support structure for visual and infrared target acquisition systems (fighter aircraft, helicopters, unmanned aerial vehicles, tanks), surveillance systems and astronomical telescopes. Satellites Structures and sensors for defense and commercial telecommuni- cations satellites. Electronics Electronic packaging for defense avionics, radar and electronic countermeasures systems for helicopters and fighter aircraft. Applications include circuit boards, covers and packages.

Major Commercial Applications for Brush Beryllium Products X-ray Windows Radiographic tube components for medical diagnostic (x-ray, mammography, CAT-scan), industrial and scientific equipment. Optical Scanners Mirrors for laser scanners used in reprographic and other high-performance laser applications. Motion control Structural components for high-precision semiconductor processing and industrial robotic equipment Acoustics High performance speaker components

Major Applications, New Products and Platforms Brush Beryllium Products Product Market New AlBeMetTM Products Defense Fabricated Products Defense Acoustic Speakers High grade Be foil Medical x-ray

Beryllium Products Brush Ceramic Products Located in Tucson, Arizona Products Ceramic substrates used in commercial and military packaging applications Ceramic laser bores for gas lasers used in medical and industrial applications Machined ceramic components used in military, oil and gas, semiconductor and microwave applications

International/Domestic Revenue Q1 2010 Intl. U.S. 19 81 Beryllium and Beryllium Composites Domestic 81% International 19%

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Technical Materials, Inc. Our Vision INNOVATIVE MATERIAL SOLUTIONS Committed to improving our customers' competitiveness in global markets.

Market History When TMI was founded in 1968, its cladding technology produced high-reliability connector and switch materials for the telecom industry. Today TMI's products are used throughout the world by virtually all major technology markets. As a leader in reel-to-reel composite metals engineering, TMI differentiates itself through proprietary process technologies. TMI continues to expand globally, partnering with leading high-technology OEMs worldwide. In 2009, New Product Sales accounted for approximately 37% of TMI's sales volume.

TMI Process Technologies Cladding Inlay Micro Laminates Electroplating Gold, Silver, Base Metals Selective and Overall Coatings Fabricated Components Profiling Milling Skiving Continuous Electron Beam Welding Lead-free Solder Coatings

High-Technology Metal Processing

Proprietary Electroplating Technologies

TMI Historical Sales $ in millions

International/Domestic Revenue Q1 2010 International 21% Domestic 79%

Technology Leader Quality ISO 9001:2008, Certified by Bureau Veritas ISO 14001:2004, Certified by TUV Unique Tolerance Capabilities Extensive Digital and Vision-controlled Processing Engineering Metallurgical Design Technical Customer Support

Strategic Growth Markets Solar Hybrid & Electric Vehicle Materials Medical Devices Power Electronics Defense Hard Drives Battery Fuel Cells

Market: Energy Solar Cell Interconnects Discrete Components Fuel Cells High-temperature Components and Materials

Market: High-Performance Batteries Lithium Ion Battery Components Pack Interconnects Cell Components

Market: Power Electronics High-reliability Connector and Leadframe Materials Safety Devices Engine Performance Sensors High Temperature Systems

Market: Computer Hard Drive Suspension Materials Stainless and Aluminum Composites Precision Stiffness-to-Mass Performance

Market: Medical Cardiac Nitinol Strip Electroplated Drug Delivery Electronics Ultra-Precision Cutting Materials Niobium, Tantalum, and Titanium Specialty Materials

Market: Consumer Electronics Leadframes for Digital Camera Sensors Cell Phone Passive Components Specialty Clad Materials

2010 Growth Strategy Focus on High-Growth Niche Markets for TMI's Proprietary Material Capabilities Continually Expand Process Capabilities to Meet Next Generation's High Tech Requirements Continue TMI's Growth in the Far East and Europe Drive Strategic Product Development in Energy, Medical, and Defense Markets

Beryllium Health and Safety Brush has continued to make progress on issues related to beryllium health and safety Improved worker protection programs in place Rates of sensitization down among new workers Strong focus on regulations related to beryllium exposure

Litigation Total Plaintiffs Total Cases Pending (including spouses) 4/03/09 9 37 7/03/09 8 29 10/02/09 7 26 12/31/09 4 8 4/02/10 4 8